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                                    AGREEMENT


                  This Agreement made on this 1st day of November, 2006 (the "Effective Date").

BETWEEN:

                  QUANTUM ENERGY INC., a company duly incorporated under the laws of Nevada and having its mailing address at #1880 - 1066 West Hastings Street, Vancouver, British Columbia.

                  (the "Borrower");

                                                              OF THE FIRST PART

AND:

                  NITRO PETROLEUM INCORPORATED, a company duly incorporated under the laws of Nevada and having an address for notice and delivery located at #29 - 3800 Pinnacle Way, Gallaghers Canyon, Kelowna, British Columbia.

                  (the "Lender");

                                                             OF THE SECOND PART


WHEREAS:

A. The Lender sold to the Borrower certain interests in the Corsicana Fields Project, Barnet Shale
              Formation, McKinney, Blackburn, in Texas (collectively, the "Assets");

B. A purchase price of the Assets in the amount of FOUR HUNDRED THOUSAND (USD $400,000) US dollars was paid by the Borrower to the Lender by the way of a promissory note dated September 1, 2006 and payable in full on November 1, 2006 (the "Note 1"). The Note 1 is attached as Schedule B and forms part of the Asset Purchase Agreement of September 1, 2006;

C.       The Note 1 is attached to this Agreement as Schedule I; and

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D.       The parties now agreed to change the repayment terms stated in the Note
             1 and for that  purpose they are entering into this Agreement.


NOW THEREFORE THIS AGREEMENT WITNESSETH that, in consideration of the mutual covenants and provisos herein contained, THE PARTIES HERETO AGREE AS FOLLOWS:

1.       Extension Terms

1.01     The Note 1 shall be cancelled.

1.02 The parties shall forthwith execute a new promissory note (the "Note 2"), which is attached as Schedule II to this Agreement.

1.03 The Borrower shall forthwith issue to the Lender 250,000 restricted shares of the Borrower's common stock free and clear of all liens and other encumbrances. If the Borrower duly observes and performs all of the covenants on its part to be observed and performed, one half of the shares issued (125,000) shall be returned to it by the Lender.

1.04 The Borrower shall forthwith grant to the Lender security interest over all of the Borrower's assets perfected by UCC-1 filing in a state of Nevada, which shall be released upon repayment of the Note 2. The copy of the UCC-1 filing is attached as Schedule III.

2.       Independent Legal Advice

2.01 The Borrower acknowledges that it has been advised to retain and instruct independent legal counsel to advise it in respect of its rights and obligations pursuant to the execution of the Note 2 and the Borrower acknowledges that it has retained and instructed independent legal counsel or waived its right to do so.

3.       Representations and Warranties of Borrower

3.01 The Borrower is duly incorporated under the laws of its jurisdiction of incorporation and is validly existing and in good standing with respect to all statutory filings required by the applicable corporate laws.

3.02 The Borrower is qualified to do business in those jurisdictions where it is necessary to fulfill its obligations under this Agreement and has the full power and authority to enter into this Agreement and any agreement or instrument referred to or contemplated by this Agreement.

                                       2

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3.03     The  execution  and  delivery  of this  Agreement  and  the  agreements contemplated hereby have been duly authorized by all necessary action, corporate or otherwise, or will have been so authorized at the relevant time.

3.04 This Agreement constitutes a legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms, except as enforcement may be limited by laws of general application affecting the rights of creditors and the discretionary authority of courts of law.

3.05 The Borrower will employ good faith, due diligence, and best efforts to perform its obligations under this Agreement and will enter into such additional or collateral agreements as may be reasonably required by the Lender to effect and complete the objects and intent of this Agreement.

4.       Representations and Warranties

4.01 The Lender is duly incorporated under the laws of its jurisdiction of incorporation and is validly existing and in good standing with respect to all statutory filings required by the applicable corporate laws.

4.02 The Lender is qualified to do business in those jurisdictions where it is necessary to fulfill its obligations under this Agreement and has the full power and authority to enter into this Agreement and any agreement or instrument referred to or contemplated by this Agreement.

4.03 The execution and delivery of this Agreement and the agreements contemplated hereby have been duly authorized by all necessary action, corporate or otherwise, or will have been so authorized at the relevant time.

4.04 This Agreement constitutes a legal, valid and binding obligation of the Lender enforceable against the Lender in accordance with its terms, except as enforcement may be limited by laws of general application affecting the rights of creditors and the discretionary authority of courts of law.

4.05 The Lender will employ good faith, due diligence, and best efforts to perform its obligations under this Agreement and will enter into such additional or collateral agreements as may be reasonably required by the Borrower to effect and complete the objects and intent of this Agreement.

5.       General
5.01 Each notice, demand or other communication required or permitted to be given under this Agreement shall be in writing and shall be sent by prepaid registered mail addressed to the party entitled to receive it, or delivered to such party, at the address for such party specified above. The date of receipt of such notice, demand or other communication shall be the date of delivery if delivered, or, if given by registered mail, shall be deemed to be the third calendar day after the notice have been so mailed, except in the case of interruption of postal services for any reason whatsoever, in which case the date of receipt shall be the date on which the notice, demand or other communication is actually received by the addressee.

                                       3

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5.02     This  Agreement  constitutes  the entire  agreement to date between the parties hereto and supersedes every previous agreement, communication, expectation, negotiation, representation or understanding, whether oral or written, express or implied, statutory or otherwise, between the parties hereto with respect to the subject matter of this Agreement.

5.03 This Agreement will enure to the benefit of and will be binding upon the parties hereto, their respective heirs, executors, administrators and assigns.

5.04 The Schedules to this Agreement are hereby incorporated by reference into this Agreement in its entirety.

5.05     Time shall be of the essence of this Agreement.

5.06 The situs of this Agreement is Vancouver, British Columbia, and for all purposes this Agreement will be governed exclusively by and construed and enforced in accordance with the laws and Courts of the Province of British Columbia.

5.07 The parties hereby, jointly and severally, covenant and agree to forthwith, upon request, execute and deliver, or cause to be executed and delivered, such further and other deeds, documents, assurances and instructions as may be required by the parties hereto or their respective counsel in order to carry out the true nature and intent of this Agreement.

5.08 Unless otherwise stipulated, all payments required to be made pursuant to the provisions of this Agreement and all money amount references contained herein are in lawful currency of the U.S.A.

5.09 Each article, section, paragraph, term and provision of this Agreement, and any portion thereof, shall be considered severable, and if, for any reason, any portion of this Agreement is determined to be invalid, contrary to or in conflict with any applicable present or future law, rule or regulation in a final unappealable ruling issued by any court, agency or tribunal with valid jurisdiction, that ruling shall not impair the operation of, or have any other effect upon, such other portions of this Agreement, all of which shall remain binding on the parties and continue to be given full force and effect.

5.10     This  Agreement  may  be  signed  by  the  parties  hereto  in as  many counterparts as may be necessary and, if required, by facsimile, each of which so signed being deemed to be an original, and such counterparts together shall constitute one and the same instrument and notwithstanding the date of execution will be deemed to bear the Effective Date as set forth on the front page of this Agreement.

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IN WITNESS WHEREOF each of the parties hereto has set their respective hands and seals in the presence of their duly authorized signatories as of the Effective Date determined hereinabove.


The COMMON SEAL of                                   )
QUANTUM ENERGY INC.                                  )
the Borrower,                                        )
was affixed in the presence of:                      )                  c/s
                                                     )
                                                     )
/s/ Ted Kozub                                        )
------------------------------------------------------
Authorized Signatory                                 )




The COMMON SEAL of                                   )
NITRO PETROLEUM INC.                                 )
the Lender,                                          )
was affixed in the presence of:                      )                  c/s
                                                     )
                                                     )
/s/ Ted Kozub                                        )
------------------------------------------------------
Authorized Signatory                                 )




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                                   Schedule I

                                  SCHEDULE "B"

                           P R O M I S S O R Y N O T E

                    $400,000.00 (USD) DUE: November 01, 2006
                           Vancouver, British Columbia

                            Dated: September 01, 2006

FOR VALUE RECEIVED, QUANTUM ENERGY, INC. (hereinafter referred to as the "Borrower"), of 1880 - 1066 West Hastings Street, Vancouver, British Columbia, HEREBY PROMISES TO PAY to the order of NITRO PETROLEUM INCORPORATED (hereinafter referred to as the "Lender"), of #29 - 3800 Pinnacle Way, Gallaghers Canyon,
Kelowna, British Columbia, the principal sum of Four Hundred Thousand ($400,000.00) Dollars of lawful money of the United States.

         1. The Borrower will repay the principal sum outstanding on or before November 01, 2006, at the offices of the Lender; and

         2. The Borrower, if it duly observes and performs all of the covenants on its part to be observed and performed, is at liberty from time to time to pay off all or any part of the principal as remains unpaid or any part of it, without notice or bonus.

THE BORROWER HEREBY waives demand and presentment for payment and notices of non-payment or protest of this Note.

THE CORPORATE SEAL OF                                )
QUANTUM ENERGY, INC.                                 )
was affixed hereto in the presence of:               )
                                                     )
                                                     )                 c/s
--------------------------------------------
Authorized Signatory                                 )
                                                     )
                                                     )
Authorized Signatory                                 )

THE CORPORATE SEAL OF                                )
NITRO PETROLEUM                                      )
INCORPORATED was affixed hereto                      )
in the presence of:                                  )
                                                     )
                                                     )                 c/s
--------------------------------------------
Authorized Signatory                                 )
                                                     )
                                                     )
Authorized Signatory                                 )

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                                   Schedule II

                           P R O M I S S O R Y N O T E

                    $400,000.00 (USD) DUE: February 28, 2007
                           Vancouver, British Columbia

                            Dated: November 01, 2006

FOR VALUE RECEIVED, QUANTUM ENERGY, INC. (the "Borrower"), of 1880 - 1066 West Hastings Street, Vancouver, British Columbia, HEREBY PROMISES TO PAY to the order of NITRO PETROLEUM INCORPORATED (the "Lender"), of #29 - 3800 Pinnacle Way, Gallaghers Canyon, Kelowna, British Columbia, the principal sum of Four Hundred Thousand ($400,000.00) Dollars of lawful money of the United States together with interest at ten (10 %) percent per annum calculated monthly, not in advance, after as well as before maturity or default, on the amount of principal from time to time remaining unpaid.

1. The Borrowers will repay the principal sum outstanding on February 28, 2007 together with interest accruing thereon at the aforesaid rate, at the offices of the Lender;

2. The Borrower, if it duly observes and performs all of the covenants on its part to be observed and performed, is at liberty from time to time to pay off all or any part of the principal as remains unpaid or any part of it, together with applicable interest on the amount of principal so paid to the date of such payment without notice or bonus; and

3. Default in the payment of principal or interest required by the Lender at the sole option of the holder of this Note, renders the entire unpaid balance of principal and accrued interest immediately due and payable.

 THE BORROWER HEREBY waives demand and presentment for payment and notices of non-payment or protest of this Note.

THE CORPORATE SEAL OF                                )
QUANTUM ENERGY, INC.                                 )
was affixed hereto in the presence of:               )
                                                     )
                                                     )                 c/s
--------------------------------------------
Authorized Signatory                                 )
                                                     )
                                                     )
Authorized Signatory                                 )

THE CORPORATE SEAL OF                                )
NITRO PETROLEUM                                      )
INCORPORATED was affixed hereto                      )
in the presence of:                                  )
                                                     )
                                                     )                 c/s
--------------------------------------------
Authorized Signatory                                 )
                                                     )
                                                     )
Authorized Signatory                                 )

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